Contingent Consideration	12 Months Ended
Dec. 31, 2023
Contingent Consideration
Contingent Consideration

Note 27 Contingent Consideration

Material accounting policy - contingent consideration

The Group's contingent consideration is classified as financial liabilities that are recognized at fair value through profit or loss. Measurement is both initially and in subsequent periods made at fair value in the Group’s consolidated statements of financial position, where changes in fair value are recognized in the Group’s consolidated statements of income. The components of the change in fair value relating to exchange rate effects are recognized in net financial items and other changes in fair value are recognized in operating profit or loss.

	December 31,
	2023	2022
Opening balance	75,880	54,399
Change for the year	(18,835)	15,942
Exchange differences	(484)	5,539
Net book value	56,561	75,880

Contingent Consideration

In connection with the business combination of Genkyotex SA, the Group has undertaken to make potential future milestone payments relating to contingent consideration, provided that future regulatory approvals or marketing authorizations regarding setanaxib are obtained. The transaction stipulates the following contingent consideration:

Milestone 1: EUR 30.0 million if Genkyotex is granted the right to commercially manufacture, market and sell setanaxib in the United States by the FDA.

Milestone 2: EUR 15.0 million if Genkyotex is granted the right to commercially manufacture, market and sell setanaxib in the European Union by the European Commission.

Milestone 3: EUR 10.0 million if Genkyotex is, by the FDA or European Commission, granted the right to commercially manufacture, market and sell setanaxib in the United States or European Union for the treatment of IPF or Type 1 Diabetes.

The fair value of contingent consideration is measured at Level 3 of the fair value hierarchy. Contingent consideration is recognized as a financial liability in the consolidated statements of financial position, which is revalued at fair value each reporting period. Any revaluation gains and losses are recognized in the consolidated statements of income. The contingent consideration has been computed in accordance with the present value method and the probability has been taken into account if and when the various milestones will occur. The calculations are based on a discount rate of 12.2 percent. The most significant input affecting the valuation of the contingent consideration is the company’s estimate of the probability of the milestones being reached and the change of the year was primarily derived from the assumptions regarding the probability of success in the clinical trials.

The Group has assessed the weighted average probability of outcome at 19.7% and 20.8% as of December 31, 2023 and 2022, respectively. A 10% higher probability of success in the clinical trials would have a negative impact on profit after tax of approximately SEK 5,656 and SEK 7,588 as of December 31, 2023 and 2022, respectively. A higher probability of success in the clinical trials will increase the fair value of the liability and a lower probability will decrease the fair value. There are no interrelationships between unobservable inputs used in the fair value measurement.